Supplement to the currently effective Statement of Additional Information for the listed Portfolio:

DWS Strategic Income VIP

--------------------------------------------------------------------------------


The following information supplements information contained in the "Investment Restrictions" section of the portfolio's SAI:

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund's Board of Trustees without a shareholder vote:

As a matter of non-fundamental policy, each Portfolio, except DWS Money Market VIP, does not intend to:

For all Portfolios, except DWS Strategic Income VIP:

(7) acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.







               Please Retain This Supplement for Future Reference





March 13, 2008